        COMMON STOCK                                  COMMON STOCK
          NUMBER                                         SHARES
        ------------                                  ------------

        ------------                                  ------------
 INCORPORATED UNDER THE LAWS OF              SEE REVERSE FOR CERTAIN DEFINITIONS
     THE STATE OF NEVADA                      AND A STATEMENT AS TO THE RIGHTS,
                                                  PREFERENCES, PRIVILEGES AND
                                                     RESTRICTIONS ON SHARES

                           [CATAPULT COMMUNICATIONS LOGO]

THIS CERTIFIES THAT


IS THE RECORD HOLDER OF

  FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK, $__ PAR VALUE, OF

                       CATAPULT COMMUNICATIONS CORPORATION

transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

  WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

              [CATAPULT COMMUNICATIONS CORPORATION CORPORATE SEAL NEVADA]

       /s/ Joan M Varrone                                  /s/ Richard A. Karp

Chief Financial Officer and Vice President               Chief Executive Officer


COUNTERSIGNED AND REGISTERED:
  CHASEMELLON SHAREHOLDER SERVICES, L.L.C.
     TRANSFER AGENT AND REGISTRAR


     AUTHORIZED SIGNATURE


--------------------------------------------------
AMERICAN BANK NOTE COMPANY        MAY 14, 1998 fm
3504 ATLANTIC AVENUE
SUITE 12
LONG BEACH, CA  90807       056776fc
(562) 989-2333
(FAX) (562) 426-7450    42X  Proof [illegible] NEW
                                   -----------
--------------------------------------------------

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

  TEN COM -- as tenants in common                           UNIF GIFT MIN ACT -- ........... Custodian ............
  TEN ENT -- as tenants by the entireties                                          (Cust)                (Minor)
  JT TEN  -- as joint tenants with right of                                       under Uniform Gifts to Minors
             survivorship and not as tenants                                      Act .............................
             in common                                                                         (State)
                                                            UNIF TRF MIN ACT --   ....... Custodian (until age ....)
                                                                                   (Cust)
                                                                                  ........... under Uniform Transfers
                                                                                   (Minor)
                                                                                  to Minors Act .....................
                                                                                                      (State)

    Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, ________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
---------------------------------------

---------------------------------------


-------------------------------------------------------------------------------
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

------------------------------------------------------------------------ Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ___________________________________ Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated
      --------------------------------

                                        X
                                         --------------------------------------

                                        X
                                         --------------------------------------
                                  NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT
                                          MUST CORRESPOND WITH THE NAMES(S) AS
                                          WRITTEN UPON THE FACE OF THE
                                          CERTIFICATE IN EVERY PARTICULAR,
                                          WITHOUT ALTERATION OR ENLARGEMENT
                                          OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed


By
  ------------------------------------------------------------------------
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR
INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. Rule 17Ad-15.



---------------------------------------------------
AMERICAN BANK NOTE COMPANY        MAY 14, 1998 fm
3504 ATLANTIC AVENUE
SUITE 12
LONG BEACH, CA  90807       056776bk
(562) 989-2333
(FAX) (562) 426-7450          Proof [illegible]  NEW
                                    -----------
----------------------------------------------------